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                                                                   Exhibit No. 9


              Consent of Ernst & Young LLP, Independent Auditors




We consent to the references made to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the use, in this Post-Effective Amendment Number 20 to Registration Statement (Form N-IA, Number 2-68290) of Hilliard-Lyons Government Fund, Inc., of our report dated September 18, 1998.


                                       Ernst & Young LLP

Louisville, Kentucky
November 25, 1998